                            W.P. STEWART & CO., LTD.

     INCORPORATED UNDER THE ISLANDS OF BERMUDA UNDER THE COMPANIES ACT, 1981

                                  COMMON SHARES

NUMBER                                                               SHARES
NY  _____________                                                  __________

THIS CERTIFICATE IS TRANSFERABLE IN                            CUSIP G84922 10 6
NEW YORK, NEW YORK AND BERMUDA


                                             SEE REVERSE FOR CERTAIN DEFINITIONS




THIS IS TO CERTIFY THAT


IS THE REGISTERED HOLDER OF __________________________________

  FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE US$0.001 PER SHARE OF ____________________________ W.P. STEWART & CO., LTD. __________________________

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Bye-Laws, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance thereof assents.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


            /s/ Michael Wood       [Corporation                            /s/ William P. Stewart
                SECRETARY             Seal]                      CHAIRMAN, DIRECTOR AND CHIEF EXECUTIVE OFFICER



                                                                       Countersigned and Registered
                                                                 EquiServe                   Transfer Agent
                                                                                             and Registrar

                                                                 By:          ______________________________
                                                                               Authorized Signature


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                            W.P. STEWART & CO., LTD.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


    TEN COM   - as tenants in common                         UNIF GIFT MIN ACT-__________________Custodian_________________
    TEN ENT   - as tenants by the entireties                                     (Cust)                 (Minor)
    JT TEN    - as joint tenants with right
                of survivorship and not as tenants                           under Uniform Gifts to Minors Act
                in common
                                                                             ___________________________________________
                                                                                             (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________


________________________________________________________________________________
                  (Please print or typewrite name and address,
                    including postal zip code, of assignee)

________________________________________________________________________________


________________________________________________________________________________



________________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________




     ___________________________________________________________________________
     NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
            WRITTEN UPON THE FACE OF THE CERTIFIATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:

________________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.